EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8, of our reports dated January 25, 2001 included or incorporated by reference in American Home Products Corporation's Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.



                                            ARTHUR ANDERSEN LLP


New York, New York
June 29, 2001